SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado                    001-13458               84-0920811
(State or other         (Commission File         (I.R.S. Employer
 jurisdiction            Number)                  Identification No.)
 of incorporation)


    4880 Havana Street, Denver, CO                  80239
(Address of principal executive offices)         (Zip Code)
Registrant's telephone number:   (303) 373-4860



Total pages: 5
Exhibit index at: 3



Item 5.  Other Events

	On January 29, 2004, Scott's Liquid Gold-Inc. made a press release regarding the election of Gerald J. Laber as a director.
A copy of that press release is attached as an exhibit to this 8-K Report and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.
	The following exhibit is filed with this Report:

	Exhibit No.       Document
          1             Press Release of Scott's Liquid Gold-Inc.
                        dated January 29, 2004 concerning the
                        election of Gerald J. (Bud) Laber as a
                        director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SCOTT'S LIQUID GOLD-INC.
(Registrant)


Date: January 29, 2004              /s/ Jeffry B. Johnson
                                    By: Jeffry B. Johnson
                                        Chief Financial Officer
                                         and Treasurer


EXHIBIT INDEX

Exhibit
Number            Document
  1               Press Release of Scott's Liquid Gold-Inc. dated
                  January 29, 2004 concerning the election of Gerald J. (Bud) Laber as a director.


                                                       EXHIBIT 1

GERALD J. (BUD) LABER JOINS SCOTT'S LIQUID GOLD-INC.
BOARD OF DIRECTORS

DENVER, Colorado (January 29, 2004) -- Scott's Liquid Gold-Inc. (OTC BB: "SLGD"), which develops, manufactures and markets household and skin care products, today announced the election of Gerald J. (Bud) Laber to the Company's Board of Directors, effective February 1, 2004.

Mr. Laber was a partner with Arthur Andersen LLP until 2000. Since July 2003, he has served as a member of the board of directors and of the audit committee of Healthetech, Inc., a Golden, Colorado-based designer. Mr. Laber presently serves as a member of the Board of Directors of Centennial Specialty Foods, located in Englewood, Colorado. Additionally, he is a member of the board of directors or trustees of several charitable organizations in the metropolitan Denver, Colorado area.

Mr. Laber received a Bachelor of Science degree with an accounting major in 1965 from the University of South Dakota. He is a member of the American Institute of Certified Public Accounts and the Colorado Society of Certified Public Accountants.

"The election of Gerald J. (Bud) Laber brings extensive reporting and S.E.C. related knowledge which will enhance our Board of Directors," noted Mark E. Goldstein, Chairman of the Board,
President, and Chief Executive Officer of Scott's Liquid Gold-Inc.

Scott's Liquid Gold-Inc. develops, manufactures and markets high quality household and consumer products, including Scott's Liquid Gold wood cleaners/preservatives, Touch of Scent air fresheners, Alpha Hydrox skin care products, and Neoteric Diabetic Skin Care products. Scott's Liquid Gold-Inc. also distributes skin care and other sachets of Montagne Jeunesse. The Company is headquartered in Denver, Colorado, and its common stock trades on the OTC Bulletin Board under the symbol "SLGD".

Additional information on Scott's Liquid Gold-Inc. and its products can be accessed on the World Wide Web:
www.scottsliquidgold.com, www.alphahydrox.com, www.touchofscent.com, and www.neotericdiabetic.com.

This press release may contain "forward-looking" statements within the meaning of U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the Company's performance inherently involve risks and uncertainties that could cause actual results to differ from such forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products in the marketplace; acceptance in the marketplace of the Company's new product lines; competitive factors; continuation of the Company's distributorship agreement with Montagne Jeunesse; the need for effective advertising of the Company's products; limited resources available for such advertising; new product introductions by others; technological changes; dependence upon third-party vendors and upon sales to major customers; changes in the regulation of the Company's products, including applicable environmental regulations; the loss of any executive officer; and other risks discussed in this release and in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

For further information, please contact:
Jeffry B. Johnson at (303) 373-4860